Victory Variable Insurance Funds

Victory High Yield VIP Series

Class I

(the “Fund”)

Supplement dated September 5, 2024, to the

Summary Prospectus and Prospectus dated May 1, 2024

This Supplement is intended to highlight certain changes to the Prospectus dated May 1, 2024. Please review these matters carefully.

Resignation of Sub-Adviser

Effective September 30, 2024, Park Avenue Institutional Advisers LLC (“Park Avenue”) will no longer serve as the Fund’s sub-adviser. Park Avenue’s Robert Simmons will serve as the Fund’s sole Portfolio Manager through September 30, 2024. In the interim, references to Park Avenue’s John Blainey and Andrew Liggio as Portfolio Managers should be disregarded.

Victory Capital Management Inc. (“Victory Capital”) will continue to serve as the Fund’s adviser, and members of Victory Capital’s Victory Income Investors franchise are expected to serve as the Fund’s Portfolio Managers.

To reflect these changes, the “Portfolio Management” table under the section titled “Management of the Fund” is deleted in its entirety and replaced with the following:

	Title	Tenure with the Fund
Robert Simmons	Portfolio Manager, Park Avenue	Since September 2024

The disclosure referencing John Blaney and Andrew Liggio under the subheading “Portfolio Management” under the section titled “Organization and Management of the Fund” on page 18 of the Prospectus is deleted and replaced with the following:

Robert Simmons focuses on high yield corporate debt investments and also has extensive experience in trading convertible bonds and equities. Before joining Guardian Life in 2005, Mr. Simmons spent several years at CitiGroup Investments and its predecessors, Travelers and Primerica, and at SunAmerica Asset Management.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.

Victory Variable Insurance Funds

Victory High Yield VIP Series

Class I

Supplement dated September 5, 2024, to the

Statement of Additional Information (“SAI”) dated May 1, 2024, as supplemented

This Supplement is intended to highlight certain changes to the SAI dated May 1, 2024, as supplemented. Please review these matters carefully.

The following disclosure replaces the Park Avenue section of the tables found on page 46 under the section titled “Portfolio Manager Disclosure” of the SAI:

The following table lists the number and types of accounts managed by each individual and assets under management in those accounts as of most recent fiscal year ended December 31:

	Registered Investment		Other Pooled			Other
	Companies*		Investment Vehicles*		Accounts**
	Number	Total	Number	Total	Number	Total
	of	Assets	of	Assets	of	Assets
	Accounts	(In Millions)	Accounts	(In Millions)	Accounts	(In Millions)
Park Avenue
Robert Simmons	0	$—	0	$—	0	$—

*As of September 1, 2024, Mr. Simmons managed three investment company portfolios with total assets of $847 million.

**Prior to September 1, 2024, Mr. Simmons managed two Other Accounts with total assets of $2,501 million (as of August 16, 2024).

The following table lists the number and types of Performance-Based accounts managed by each individual and assets under management in those accounts as of the most recent fiscal year ended December 31.

	Registered Investment		Other Pooled			Other
	Companies*		Investment Vehicles*		Accounts*
	Number	Total	Number	Total	Number	Total
	of	Assets	of	Assets	of	Assets
	Accounts	(In Millions)	Accounts	(In Millions)	Accounts	(In Millions)
Park Avenue
Robert Simmons	0	$—	0	$—	0	$—

*The information is as of September 1, 2024.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.